Supplement to

CALVERT VARIABLE SERIES, INC. ("CVS")
Social Balanced Portfolio

Statement of Additional Information dated April 30, 2008

Date of Supplement: June 9, 2008

At a meeting held on June 5, 2008, CVS Social Balanced Portfolio's Board of Directors approved the removal of SSgA Funds Management, Inc. ("SSgA FM") as a subadvisor for the Portfolio.  The equity assets previously managed by SSgA FM have been reallocated to New Amsterdam Partners, LLC, an equity subadvisor for the Portfolio since June 2004.

Under "Investment Advisor and Subadvisors - Subadvisors" on page 25, delete the second paragraph relating to the retention of SSgA FM for the management of Social Balanced Portfolio.

Under "Portfolio Manager Disclosure," delete the information related to SSgA FM on pages 29, 33, 38-39 and 40.